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                                                                  EXHIBIT 10.16

                   ------------------------------------------
                       MANUFACTURING AND SUPPLY AGREEMENT


                              COC AB FAB'2 SOLUTION
                   ------------------------------------------

This Agreement is entered into as of 08 June 1999 by and between

- PASTEUR MERIEUX SERUMS & VACCINS, a PASTEUR MERIEUX CONNAUGHT company, SOCIETE ANONYME, existing and organized under the laws of the Republic of France, having its registered head office at 58, avenue Leclerc, 69007, LYON, FRANCE, which capital is 1.698.859.000 FRF, which registered number in LYON is B 349 505 370

     Represented by Mr. Michel GRECO, acting as Directeur General.

     (hereinafter referred to as "PMC")

                                                              OF THE FIRST PART,

AND :

- DRUG ABUSE SCIENCES SA a corporation existing and organized under the laws of France having its registered head office at, 2 rue de Crucy, 44000 Nantes, France.

     Represented by Mrs Maryvonne HIANCE, President,

And

- DRUG ABUSE SCIENCES INC a corporation existing and organized under the laws of the United States its registered head office at 1430 O'Brien Drive, Suite E, Menlo Park CA 94025,

     Represented by Mr Stanley Kaplan, its Chief Executive Officer,

     (hereinafter collectively referred to as "DAS")

                                                             OF THE SECOND PART,

          CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                   WITNESSETH

                  WHEREAS, DAS is a specialty pharmaceutical company dedicated to drug addiction care applying a disease approach to the treatment of substance abuse.

                  WHEREAS, PASTEUR MERIEUX Serums & Vaccins is a leading manufacturer of human vaccines and other related immunological products for prevention, treatment and cure of diseases in human beings and has extensive world-wide research, development, manufacturing and marketing operations in that field and has developed a certain know-how in the Fab'2 technology.

                  WHEREAS, DAS has approached PMC in to manufacture and supply for DAS a product manufactured according to the Fab'2 technology.

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  1.1 "ADDITIONAL EQUIPMENT" shall mean any and all equipment, other than the Equipment required for the manufacturing of the Equine Plasma which shall be purchased by PMC pursuant to an Approved Proposal contemplated in Article 11 herein.

                  1.2 "ADDITIONAL EQUIPMENT COSTS" shall mean the cost of Additional Equipment.

                  1.3 "COMMERCIAL PERIOD" shall mean the period beginning on the date of First Commercial Sale and continuing throughout the term of this Agreement.

                  1.4 "IDAS CERTIFICATE" shall mean the certificate accompanying the Immunogen provided by DAS to PMC pursuant to Article 3.3 of this Agreement. A model of a DAS Certificate is attached to this Agreement as
Exhibit 4.

                  1.5 "IDAS PRODUCT" shall mean the COC ab produced by DAS.

                  1.6 "IDAS SPECIFICATIONS" shall mean the specifications relating to the production of the PMC Product for use as an active ingredient in the DAS Product, as more particularly described in Exhibit 3 hereto, which are the sole and exclusive property of DAS.

                  1.7 "DEVELOPMENT PERIOD" shall mean the period beginning on the Effective Date and ending on the date of First Commercial Sale of the DAS Product, which period includes the preclinical and clinical phases.

                  1.8 "EFFECTIVE DATE" shall mean the date of execution of this Agreement.

                  1.9 "EQUIPMENT" shall mean any and all equipment located at the PMC Facilities and required for the manufacturing of the Equine Plasma at the Effective Date.

                  1.10 "FIRST COMMERCIAL SALE" shall mean the first sale of a DAS Product, after obtaining the regulatory approvals necessary to commercially market (whether under Biological License Application or an the orphan drug status) such DAS Product by DAS to third-parties, in each case for use or consumption of such DAS Product by the general public.

                  1.11 "IMMUNOGEN" shall mean the [********]

                  1.12 "LABORATORY" shall mean the laboratory jointly by the parties to resolve a Product quality dispute as described in Article 13 hereunder and the name of which is mentioned in Exhibit 7 hereto.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                  1.13 "MANUFACTURING ORDER" shall mean an order for PMC
Product placed by DAS, a model of which is attached as Exhibit 6 of this Agreement.

                  1.14     "PARTY" shall mean PMC or DAS.

                  1.15 "PMC PRODUCT" shall mean [********]

                  1.16 "PMC FACILITIES" shall mean, as applicable, the facility in which the PMC Product is manufactured, purified, stored and at which quality control procedures are effected. The names and addresses of the PMC Facilities are specified in Exhibit 1 hereto.

                  1.17 "PMC SOP" shall mean the procedures describing (or otherwise called in French "CAHIER DES CHARGES") the manufacturing and testing of the PMC Product and set forth in Exhibit 3 hereto which are PMC's sole and exclusive property

                  1.18 "PMC CERTIFICATE" shall mean the certificate issued by PMC at delivery of the PMC Product. A model of a PMC Certificate is attached to this Agreement as Exhibit 5.

                  1.19 "PROTOCOL" shall mean the Protocol relating to the COC ab Protocol mutually agreed upon between the parties required for the manufacturing of the PMC Product and attached hereto as Exhibit 2.

                  1.20 "REGULATORY AUTHORITY" shall mean (i) with respect to the United States, the United States Food and Drug Administration or such other agency or instrumentality of the United States to which the responsibilities and authority of the FDA are given or delegated from time to time, (ii) with respect to France, the Agence du Medicament, or such other agency or instrumentality of France to which the responsibilities and authority of the Agence du Medicament are given or delegated from time to time, (iii) with respect to the European Union, the Agence Europeenne du Medicament and (iv) with respect to each other jurisdiction, the agencies or instrumentalities of such jurisdiction having substantially the same responsibilities and authority of the Agence du Medicament.

                                    ARTICLE 2

                            PURPOSE OF THE AGREEMENT

                  Subject to the terms and conditions set forth in this Agreement, DAS hereby appoints PMC, who accepts, as an exclusive manufacturer and supplier of the PMC Product according to the Protocol, DAS Specifications and PMC SOPs. [***].

                                    ARTICLE 3

                     MANUFACTURING AND SUPPLY OF PMC PRODUCT

                  3.1 DESCRIPTION OF PMC PRODUCT. Subject to the terms and conditions of this Agreement and in particular, capacity limitation set forth in the last sentence of Article 4.4, PMC agrees to manufacture and supply to DAS, who accepts to purchase, subject to the terms and conditions of this Agreement, exclusively from PMC, the PMC Product that is produced as bulk active ingredient and in compliance with the Manufacturing Orders placed by DAS in accordance with this Agreement.

                  The manufacturing, packaging and labeling of the PMC Product shall be in accordance with DAS Specifications.

                  3.2 RESTRICTIONS. PMC agrees to manufacture and supply the PMC Product (and any other anti-cocaine immunoglobulin derivatives) [***].

                  3.3 TRANSFER OF IMMUNOGEN. DAS agrees to provide free of charge to PMC the Immunogen in reasonable sufficient quantities for PMC to manufacture quantities of PMC Product according to the annual forecast

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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by DAS. PMC shall not be held liable by DAS in the event the Immunogen is not provided to PMC in the required quantities and timelines. Each quantity of Immunogen shall be delivered to PMC with a DAS Certificate without which PMC shall not process such quantity Immunogen. DAS shall advise PMC in advance in a timely manner of any planned change or modification of the manufacturing process of the Immunogen, in order to permit PMC to assess the impact, if any, on the manufacturing of the PMC Product and PMC shall not be held liable in the event of a change or modification of the process of the Immunogen.

                  At the beginning of each calendar year, PMC shall provide DAS with a non-binding immunization schedule which shall be coherent with the non-binding forecast in order to permit DAS to prepare the Immunogen in sufficient amounts to insure its availability during this Agreement. DAS shall promptly inform PMC of any event or problem which could have an impact on the preparation by DAS of the Immunogen.

                  PMC agrees to use the Immunogen only for the purpose of manufacturing PMC Product on behalf of DAS.

                  3.4 PMC FACILITIES. PMC Product shall be manufactured in the PMC Facilities unless otherwise mutually agreed by the parties in advance in writing.

                  For the purposes of manufacturing PMC Product for use in the DAS Product, PMC shall maintain the PMC Facilities in compliance with requirements of applicable Regulatory Authority. In the event that the applicable Regulatory Authorities require any modifications to the PMC Facilities for such purposes, PMC shall use all diligent efforts to make such modifications as soon as possible in accordance with Article 12 hereunder.

                  3.5 PMC SOPS. The PMC SOPs listed in Exhibit 3 are PMC's sole and entire property and can be updated or amended by PMC at any moment provided that if such update or amendment (i) does not affect production or distribution of the DAS Product, then PMC shall notify DAS in advance with thirty-days prior notice, (ii) could affect the production or distribution of the DAS Product and such change is not mandated by a Regulatory Authority, then PMC shall obtain DAS's prior written consent, and (iii) could affect the production or distribution of the DAS Product and such change is mandated by a Regulatory Authority, PMC shall inform DAS as soon as possible and the parties shall work in good faith to affect such change in a manner that least disrupts production or distribution of the DAS Product.

                                    ARTICLE 4

                       FORECASTS AND MANUFACTURING ORDERS

                  4.1      FORECASTS.

                           4.1.1 FORECAST DURING DEVELOPMENT PERIOD: The
Parties have agreed upon a forecast of DAS expected requirements of the PMC Product during the Development Period attached hereto as Exhibit 8. In the event that DAS reasonably believes that the Development Period may exceed the period set forth in Exhibit 8, or that it may require during the Development Period quantities of PMC Product in excess of those set forth in Exhibit 8, it shall advise PMC in writing and the parties shall update the forecast to include such increased [***] days after receipt of such notice by PMC. Should the increase of total quantities of PMC Product [***] of the amount mentioned in the forecast, the parties shall discuss in good faith the planning of delivery of such PMC Products in excess.

                           4.1.2 FORECAST DURING COMMERCIAL PERIOD: During the
year preceding the expected launch of the DAS Product, DAS shall provide within reasonable time a non-binding forecast of the quantities of PMC Product to be manufactured on a [***]. This forecast shall be updated by DAS at each year end, for the following Year 2 and 3, it being understood that all the forecasts provided by DAS shall be non binding. Within a reasonable period of time thereafter, PMC shall provide DAS with its proposed immunization schedule for such period. This non-binding immunization schedule shall be updated by PMC at each year end, and at such times as DAS's forecasts are adjusted, for the following two years.

                  4.2 MANUFACTURING ORDER. At each year end, the parties shall meet in order to discuss the imminent Manufacturing Orders, immunization schedule and non-binding forecast modification for the following two years. DAS shall at least [***] before the date upon which it desires that any shipment of PMC Product be delivered to it, place a Manufacturing Order in writing with respect to such shipment. All Manufacturing Orders shall be binding on the parties when received by PMC.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  More precisely, DAS shall provide PMC with a Manufacturing Order for the immunization of horses and the transformation of the equine plasma within the following dates:

                  (I) In January of each year, DAS shall provide its Manufacturing Orders for delivery of PMC Product during the third calendar quarter of such year;

                  (II) In April of each year, DAS shall provide its Manufacturing Orders for deliver, of PMC Product during the fourth calendar quarter of such year,

                  (III) In July of each year, DAS shall provide its Manufacturing Orders for delivery of PMC Product during the first calendar quarter of the next year; and

                  (IV) In October of each year, DAS shall provide its Manufacturing Orders for delivery of PMC Product during the second calendar quarter of the next year

                  The models of a Manufacturing Order attached in Exhibit 6 cannot be amended by either party unless mutually agreed between the parties.

                  4.3 INCREASE OF NON-BINDING FORECAST. PMC shall use commercially reasonable efforts but have no obligation to supply quantities of PMC Product for Manufacturing Orders that exceed in the second year after [***] of the aggregate quantities ordered under Manufacturing Orders from the previous calendar year, and [***] of the aggregate quantities ordered under Manufacturing Orders from the previous calendar year. In any case, in the event of [***]amount (as applicable) ordered in the prior year, PMC shall have a [***]
 . Notwithstanding the foregoing, the parties acknowledge and agree that the maximum capacity of PMC Facilities of the production of PMC Product is limited to the greater of [***].

                  4.4 FORECASTS AND MANUFACTURING ORDERS IN EXCESS OF CAPACITY. In the event that Manufacturing Orders or forecasts are likely to require more than the number of Batches or quantity of PMC Product per year described in
Section 4.3 above, then the Parties shall meet and confer in good faith in order to discuss an increase capacity at the PMC Facilities, or if such an increase is not feasible both technically and financially to PMC and DAS, (i) increase capacity at the PMC Facilities, or if such an increase is not feasible both technically and financially to PMC and DAS, (ii) use commercially reasonable efforts to assist DAS to obtain a second source, and PMC shall use reasonable efforts to assist DAS to implement such second source (including transfer of the PMC SOPs for use by such second source) to manufacture PMC Product.

                                    ARTICLE 5

                       TIMELY MANUFACTURING OF PMC PRODUCT

                  PMC undertakes to use all diligent efforts to manufacture and supply DAS with PMC Product in a timely manner, and in full accordance with the Manufacturing Orders and this Agreement. For information purposes, a non binding guideline on the time period for the manufacturing of the PMC Product is specified in Exhibit 9 hereto.

                                    ARTICLE 6

                             SHIPPING AND RECEPTION

                          ACCEPTANCE OF THE PMC PRODUCT

                  6.1 SHIPPING. PMC shall deliver the PMC Product to DAS ex works at PMC's Facilities at Marcy L'Etoile (France). DAS shall be in charge of the transportation and insurance of the PMC Product upon delivery of the PMC Product to DAS.

                  6.2 DEFECTIVE SHIPMENTS; REMEDIES. In the event that any PMC Product supplied by PMC fails to conform to the Protocol at delivery, the parties shall meet and PMC shall at DAS's option either use its best efforts to replace it as promptly as possible, taking into account the time required to manufacture quantities of PMC Product, or issue a refund therefor. In the event that the parties cannot mutually agree on the fact that the PMC Product fails to perform the Protocol, then the parties shall refer to the quality dispute procedure described in Article 13 of this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           6.2.1 PRODUCTION RECORDS. PMC agrees to maintain
records in accordance with the applicable rules and regulations relative to the PMC Facilities, materials used in the PMC Product and batch processing thereof for a period of not less than five (5) years after the date of manufacture of the applicable batch of the PMC Product. Upon DAS's request with a seven (7) business days notice and at DAS's expense, PMC shall permit DAS and/or an independent auditor selected by DAS to have access to such records from time to time during ordinary business hours to verify compliance by PMC with such rules and regulations.

                  6.3 PMC CERTIFICATE. PMC will provide DAS with the PMC Certificate and any other documents required by a Regulatory Authority and that PMC may reasonably provide relating to the PMC Product to enable DAS to conform to regulatory requirements.

                                    ARTICLE 7

                             TITLE AND RISK OF LOSS

                  Title to the PMC Product shall at all times remain with DAS. Risk of loss to each shipment of PMC Product shall pass to DAS upon its transfer by PMC to the common carrier as specified in Article 6.1 hereabove.

                                    ARTICLE 8

                       WARRANTY, DISCLAIMER AND INSURANCE

                  8.1 WARRANTY. PMC warrants that all PMC Product delivered to
DAS:

- will have been manufactured in compliance with Good Manufacturing Practices, in a GMP facility and in compliance any applicable regulations relating to the supply of the PMC Product as a raw material for producing DAS Product and in accordance with appropriate rules and regulations and regulatory guideline for each stage of production;

- will have been manufactured, packaged, labeled and shipped in compliance with DAS specifications;

-        shall conform to the Protocol, DAS Specifications and PMC SOPs.

                  8.2 DISCLAIMER. PMC hereby disclaims any other warranties, express or implied, including warranties as to its merchantability or fitness for any particular purpose.

                                    ARTICLE 9

                                  COORDINATION

                  In order to coordinate the Services, the parties have decided to create a Manufacturing Coordinating Committee as follows:

                  9.1 MEMBERS OF THE MANUFACTURING COORDINATING COMMITTEE

                  The parties have agreed to appoint 2 people of their organization on the Manufacturing Coordinating Committee which are:

                  -        For PMC

-        A pharmaceutical Affairs representative

-        A qualified Industrial Operation Department Representative

                  -        FOR DAS

-        President of DAS SA or one of its designated persons

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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-        CEO of DAS Inc or one of its designated persons

                  Internal or external expert may from time to time assist the Manufacturing Coordinating Committee meetings according to the agenda of such meeting at the request of one of the party which will inform the other party within a reasonable delay before the date of the meeting in order to obtain its approval.

                  9.2 OBJECTIVE OF THE MANUFACTURING COORDINATING COMMITTEE

                  The purpose of the Manufacturing Coordinating Committee shall be to review the Manufacturing of PMC Product at a high quality and in a timely manner, discuss annual forecasts for PMC Products and any possible adjustments to the forecast that may be proposed by one of the parties from time to time, and such other matters as the parties may mutually agree.

                  9.3 FUNCTIONING

                  The Manufacturing Coordinating Committee shall meet regularly at least once each calendar quarter at Marcy-L'Etoile facilities or another location mutually agreed upon by the Parties. The Manufacturing Coordinating Committee may take action only by the unanimous written consent of the Parties (all the members of the Manufacturing Coordinating Committee of one Party representing one voting right). The minutes of the meetings shall be signed by each party, each party keeping one copy.

                  If an issue remains unresolved after consideration by the Manufacturing Coordinating Committee, the Manufacturing Coordinating Committee may escalate it to the chief executive officers of the parties for resolution.

                                   ARTICLE 10

                                PRICE AND PAYMENT

                  10.1 PRICE.

                          The price of the PMC Product is set at the Effective
Date :

                  [***] per gram of PMC Product.

This Price [***].

                  10.2 PAYMENT. PMC shall invoice DAS for any batch of PMC Product upon delivery of the same as specified hereunder. [***] after the date of the corresponding invoice. No PMC Product shall be delivered prior to the delivery date set forth on the applicable Manufacturing Order. Payments shall be remitted by wire transfer in the invoice currency to a bank account to be designated in writing from time to time by PMC.

                  [***] (and are not subject to a good faith dispute between the parties) shall bear interest on the outstanding amount of [***].

                  10.3 ADDITIONAL EQUIPMENT COSTS. DAS shall pay PMC the Equipment Costs as specified in Article 11 hereunder.

                                   ARTICLE 11

                       ACQUISITION OF ADDITIONAL EQUIPMENT

                  11.1 GENERAL. The Parties recognize that the acquisition of Additional Equipment for manufacturing of PMC Product may be necessary to supply DAS's future requirements of PMC Product that exceed [***] Batches of PMC Product per year. The Parties contemplate that PMC's existing equipment shall continue to be employed to supply PMC Product and that PMC may, upon payment of the sums required by this Agreement and provided the relevant terms and conditions of this Agreement are met, embark upon a program to acquire and install Additional Equipment designed to meet any unexpected supply forecasts of DAS in excess of [***] Batches of PMC Product at the PMC Facilities.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                  11.2 ADDITIONAL EQUIPMENT PROPOSAL PROCEDURE.

                           11.2.1   PROPOSAL

                  In the event the Parties determine in writing that Additional Equipment is required to be purchased during the Term of this Agreement to supply DAS's future requirements of PMC Product, PMC shall, within thirty (30) days after each such determination, prepare and deliver to DAS a proposal for the purchase and installation of such Additional Equipment (a "Proposal"). Each Proposal shall include a detailed statement of all Additional Equipment Costs, the schedule of required payments of such Additional Equipment Costs.

                           11.2.2   APPROVAL OF PROPOSAL

                  Upon DAS's receipt of each Proposal, DAS shall review the Proposal and shall notify PMC promptly of any respects in which such Proposal is not satisfactory. The Parties shall thereafter enter into discussions to resolve any remaining differences and shall revise such Proposal accordingly. If and when the Parties mutually agree in writing to proceed under such Proposal, such Proposal shall be an Approved Proposal. for purposes of this Agreement. If the Parties do not mutually agree to proceed under such Proposal, DAS shall accept continued performance by PMC using PMC's existing capacity.

                  11.3 REIMBURSEMENT OF ADDITIONAL EQUIPMENT COSTS. Since PMC would not, in the absence of this Agreement, undertake to acquire Additional Equipment specified in an Approved Proposal, the Parties hereby acknowledge that PMC requires certain undertakings from DAS concerning reimbursement of any Additional Equipment Costs incurred by PMC. Accordingly, DAS agrees that all Additional Equipment Costs incurred by PMC shall be reimbursed by DAS in accordance with the mechanism established in Exhibit 8.

                  11.4 CANCELLATION BY DAS OF APPROVED PROPOSALS. PMC hereby acknowledges that DAS shall have the right to cancel any Approved Proposal at any time prior to the beginning of execution of the Approved Proposal by PMC.

                  11.5 LOSS OR DESTRUCTION OF EQUIPMENT OR PMC FACILITIES. In the event that any of PMC's Facilities or Equipment used, or to be used, for the production of the PMC Product is destroyed or incapacitated by fire or other events beyond the control of PMC, PMC hereby agrees, at its expense, to use all best efforts to provide alternative means of supplying in a timely fashion as much of DAS requirements for PMC Product as soon as possible, and to use its best efforts in order to commence rebuilding or restoring such facilities to full capacity and/or replacing damaged Equipment. PMC also hereby agrees to maintain at all times during the term of this Agreement, at its own expense, applicable insurance against the losses described in this Article 11.5. Upon written request, PMC shall furnish DAS with satisfactory evidence of such insurance coverage.

                  11.6 OWNERSHIP OF ADDITIONAL EQUIPMENT. DAS hereby acknowledges that all Additional Equipment once installed are and shall be the property of DAS, and shall be held by PMC as DAS's bailee, and all rights of title and ownership shall vest in DAS. Upon termination of this Agreement, PMC shall arrange for the transfer of such equipment to DAS or its designee upon one hundred and twenty (120) days prior written notice.

                  11.7 USE OF ADDITIONAL EQUIPMENT FOR OTHER PURPOSES. In the event that PMC desires to use the Additional Equipment for any purpose other than production of the PMC Product, PMC shall give DAS prompt written notice of the same, and thereafter, the Parties shall negotiate in good faith (without further obligation) the terms of appropriate compensation to be paid by PMC to DAS for such use, based upon the percentage of the total capacity of the Additional Equipment dedicated to such other use.

                                   ARTICLE 12

                           CHANGES OF THE PMC PRODUCT

                  12.1 REQUIRED BY DAS FOR REGULATORY PURPOSES. DAS will inform PMC in writing of any modifications to the Protocol, DAS Specifications or PMC Product required for regulatory purposes, including any changes to regulations that could affect the PMC SOPs or the production of PMC Product. Such notice shall be accompanied with a brief description of the corresponding regulation. PMC shall exercise its best efforts, subject to the terms of this Section, to timely and efficiently make such modifications as may be required by such changes. PMC shall not make any change or modification described in the applicable DAS Specifications, Protocol or the production of PMC Product unless instructed in writing by DAS.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  PMC will inform DAS of the amount of the additional costs (including investment) PMC would incur due to the modification, if any, and if DAS elects to adopt the modification DAS will reimburse PMC for required direct capital expenditures in accordance with the mechanism set forth in Exhibit 8 hereto, and the relevant documents and related schedules will be revised accordingly. PMC will provide DAS a written explanation of such investment and additional costs.

                  If PMC is technically unable to comply with a proposed modification or if DAS is unwilling to pay PMC's direct capital expenditures, DAS shall have the option to withdraw the proposed modification (and hold PMC harmless of any consequences due to such withdrawal) or to negotiate a payment plan acceptable to PMC. DAS will notify PMC as soon as reasonably practical of any changes to any DAS Specifications; procedures or other areas that are filed with Regulatory Authorities and that could have an impact on PMC's performance of this Agreement, and will advise PMC of the granting of approval and effective date of such changes. Any such changes shall be deemed modifications under this Section.

                  In the event that DAS decides not to adopt the modifications, PMC shall continue to provide PMC Product in accordance with the DAS Specification still in force and DAS shall hold PMC harmless of any consequences resulting from the non-amendment of such DAS Specification.

                  12.2 MODIFICATION FOR NON-REGULATORY PURPOSES. Any modification required to the production of PMC Product for non-regulatory purposes shall be discussed between the parties. The parties shall negotiate in good faith the changes to the PMC Product, the financial conditions and the time schedule for the works to be performed.

                  In no event shall such a modification be implemented without PMC's prior written approval, which shall not be unreasonably withheld and PMC shall exercise its best efforts, subject to the terms of this Section, to timely and efficiently make such modifications as may be required and agreed to pursuant to this Section.

                  DAS shall hold PMC harmless of any consequences of such changes.

                                   ARTICLE 13

                                QUALITY DISPUTES

                  13.1 PMC PRODUCT QUALITY DISPUTES. If DAS rejects any PMC Product and if the parties have not agreed mutually on a remedy as per Article
6.2.3 of this Agreement, the parties, through the Manufacturing Coordinating Committee shall timely consult with each other and attempt to resolve the discrepancies. If the parties cannot resolve the discrepancies in a timely manner after notification thereof to PMC, they shall promptly nominate a Laboratory, which shall carry out analyses with respect to such Product as may be jointly agreed upon by PMC and DAS and at the parties' joint expense.

                  The results obtained by the Laboratory shall be binding on the parties for purposes of this Agreement.

                  If the results conclude that the PMC Product conformed to the Protocol, DAS Specifications and PMC SOPs, DAS will reimburse PMC amounts paid to the Laboratory. If the results conclude that the PMC Product does not conform to the Protocol, DAS Specifications and PMC SOPs, PMC shall reimburse DAS amounts paid to the Laboratory. In the event the Laboratory cannot conclude to whether the PMC Product conform or not to the Protocol, DAS Specifications or PMC SOPs, the parties shall equally share the Laboratory expenses.

                  Until such time as the Laboratory determines whether the PMC Product conforms to PMC and DAS Specifications, DAS may withhold payment to PMC of any amounts due in respect of the subject Manufacturing Order and deposit such withheld payment in an interest-bearing bank account with a French bank, and shall provide evidence of the same to PMC. In the event that the subject PMC Product is determined to be conforming PMC shall receive all amounts in such interest bearing bank account.

                  13.2 NON-PAYMENT FOR NON-CONFORMING PMC PRODUCT. If DAS rejects any PMC Product and if it is determined by the Laboratory that such PMC Product did not or would conform with the Protocol, DAS Specifications or PMC SOPs, PMC shall at DAS's option use its best efforts to replace the non conforming PMC Product as promptly as possible in accordance with the duration of the production of PMC Product or issue a refund therefor, the costs of such PMC Product shall not be paid to PMC, and PMC shall credit DAS with (i) DAS's direct

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

cost of the Immunogen used to produce the PMC Product that DAS demonstrates cannot be shipped due to the defect; and (ii) the transportation charges paid by DAS for such Immunogen.

                                   ARTICLE 14

                                QUALITY ASSURANCE

                  14.1 AUDIT OF PMC FACILITIES. Upon advance notice of [***] PMC shall permit DAS representatives to enter PMC Facilities during regular business hours for the purpose of making quality control inspections of the PMC Facilities and limited to the part of the PMC Facilities in which PMC produces the PMC Product.

                  In the event of an inspection by a Regulatory Authority, the Regulatory Authority representative accompanied by DAS representatives shall be permitted to enter PMC Facilities in the same conditions as described above. However, the notice period in such case shall be [***] or such other time as may be requested by Regulatory Authorities.

                  DAS shall cause its representatives and the Regulatory Authority representatives to follow the security and facility access procedures as are reasonably designated by PMC. PMC may require that at all times DAS representative be accompanied by a PMC representative and that DAS representative not enter some areas of the PMC facility to assure protection of PMC or third party confidential information.

                  14.2 SAFETY PROCEDURES. PMC undertakes to adopt and enforce safety procedures for the manufacturing of the PMC Product by PMC and handling and disposal of waste relating to the PMC Product that comply with environmental, safety and health requirements. Such responsibilities shall include the proper disposal of waste in an appropriate manner consistent with the nature of the waste and at a permitted waste disposal facility.

                                   ARTICLE 15

                                   DECLARATION

PMC shall use its best efforts to assist DAS, at DAS cost calculated according to Exhibit 8, to address and resolve regulatory issues relating to the DAS Product and more particularly, shall provide DAS, upon reasonable notice, and at no cost, provide all necessary and available data relating to the PMC Product in order to obtain regulatory approvals to develop and commercialize the DAS Product. Without limiting the foregoing, DAS shall diligently process its own ELA or the appropriate supplement of the existing ELA in accordance with a timetable sufficient to permit DAS to meet its own timetable with regard to its filing of a IND, 8LA and PLA's for DAS Products. PMC acknowledges and agrees that (a) it shall be required to pass a preapproval inspection by the FDA and other Regulatory Authorities prior to DAS obtaining regulatory approval by such authority, (b) it has reviewed, understands and shall comply with all applicable laws, regulations and other requirements of the FDA and other Regulatory Authorities in manufacturing, processing and packaging as active ingredient bulk of the PMC Products, and (c) it shall provide DAS with copies of all notices it or its contractors receive from Regulatory Authorities that could affect the PMC Product, DAS Product or the ability to manufacture the PMC Product in the PMC Facilities. PMC shall provide any manufacturing, quality control or quality assurance data and other information relating to obtaining all approvals from all Regulatory Authorities to commercially market and sell DAS Product (including without limitation, any other information as may be useful or required (in DAS'S reasonable opinion or upon request of a Regulatory Authority) for FDA and other Regulatory Authorities approval of DAS Products) to the public.

                                   ARTICLE 16

                                   SUPERIORITY

                  No provision on DAS's purchase order form or on PMC's general conditions of sale or invoice which may purport to impose different conditions upon DAS or PMC shall modify or otherwise alter the terms of this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   ARTICLE 17

                                 CONFIDENTIALITY

(a)  -   GENERAL

         Except as expressly set forth in this Article 17, each party shall cause its respective Affiliates, officers, directors, employees, agents and subcontractors (collectively, "Representatives") to keep confidential any and all technical, commercial, scientific and other data, processes, documents or other information (whether in oral form and identified as confidential within 30 days after the date of disclosure, or if written form, if marked as "Confidential" at the time of disclosure) or physical object (including, without limitation, intellectual property, marketing data, agreements between any party and a third-party, license applications, and business plans and projections of any party) that have been marked as "confidential" at the time of disclosure) acquired from the other party (the "Other Party"), its Affiliates or its Representatives after the Effective Date ("Confidential Information"), and each party shall not disclose directly or indirectly, and shall cause its Representatives not to disclose directly or indirectly, any Confidential Information to anyone outside such Person and each of their Affiliates and their respective Representatives, except that the foregoing restriction shall not apply to any information disclosed hereunder to any party, if such Person (the Receiving Person") can demonstrate that such Confidential
         Information:

         (i) is or hereafter becomes generally available other than by reason of any breach or default by the Receiving Person, any of its Affiliates or any Representative of the foregoing with respect to a confidentiality obligation under this Agreement;

         (ii) was already known to the Receiving Person or such affiliate or Representative;

         (iii) is disclosed to the Receiving Person or such affiliate or Representative by a third party who has the right to disclose such information;

         (iv)     is independently developed by the Receiving Person;

         (v) based on such Person's good faith judgement with the advice of counsel, is otherwise required to be disclosed in compliance with applicable legal requirements to a public authority.

         Whenever the Receiving Person becomes aware of any state of facts which would or might result in disclosure of Confidential Information pursuant to subparagraph (v) above, it shall, if possible, promptly notify the Person making disclosure "Disclosing Person") prior to any such disclosure so that the Disclosing Person may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.

         In any event, if the Receiving Person is unable to promptly notify the Disclosing Person or if such protective order or other remedy is not obtained, or if the Disclosing Person waives compliance with the provisions of this Agreement, the Receiving Person will furnish only that portion of the information which it is advised by counsel is legally required and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded the Confidential Information.

         Each party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security except as required by the relevant laws, enjoining or restraining any other party from any violation or threatened violation of this Section 8.1.

(b)  -   USE OF CONFIDENTIAL INFORMATION

         Each party agrees that no Confidential Information shall:

         (i) be used in its own business except as necessary to exercise the rights and obligations of such Party under this Agreement;

         (ii) be assigned, licensed, sublicensed, marketed, transferred or loaned, directly or indirectly to any third party other than a Representative or an Affiliate Representative of such party, except as

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  necessary or contemplated for the exercise of the rights and obligations of the Parties under this Agreement;

         The obligations set forth in this Article 17 shall extend to copies, if any, of Confidential Information made by any Representatives referred to in paragraph (a) and to documents prepared by such Persons which embody or contain Confidential Information.

(c)  -   PROTECTION OF CONFIDENTIAL INFORMATION

         Each party shall deal with Confidential Information so as to protect it from disclosure with a degree of care not less than that used by it in dealing with its own information intended to remain exclusively within its knowledge and shall take reasonable steps to minimise the risk of disclosure of Confidential Information which shall include, without limitation, ensuring that only those Persons who have a bona fide need to know such Confidential Information for purposes permitted or contemplated by this Agreement shall have access thereto. Each party, shall notify all of its Representatives who have access to Confidential Information of its confidentiality and the care therefor required, and shall obtain from any Affiliate or any agent or subcontractor who is a Representative that is permitted access to such Confidential Information in accordance with this Article 17, an agreement of confidentiality incorporating the restrictions set forth herein.

(d)  -   SURVIVAL OF OBLIGATIONS

         The obligations set forth in this Article 17 shall survive the termination of this Agreement for a period of five (5) years.

(e)  -   RETURN OF CONFIDENTIAL INFORMATION

         Within thirty (30) days after the termination of this Agreement, the Receiving Person shall (and shall cause its Affiliates' Representatives and its Affiliates to) return to the Disclosing Person or destroy all related documents and tangible items then in its possession which it has received from the Disclosing Person or any affiliate or Representative thereof pertaining, referring or relating to the Disposing Person's Confidential Information, as well as all copies, summaries, records, descriptions, modifications, and duplications that it, or any of its Affiliates or Representatives, has made from the documents or tangible items received from the Disclosing Person or any affiliate or Representative thereof; provided, however, that the Receiving Person may retain one copy of each document in its legal fees solely to permit the Receiving Person to continue to comply with its obligations hereunder and, in addition, may upon notice to the Disclosing Person, retain in its legal files or in the office of outside legal counsel one copy of any document solely for use in any pending legal proceeding to which such document relates.

                                   ARTICLE 18

                                    INDEMNITY

                                    (a) Subject to PMC's indemnity obligations
for violations of Article 8 above (which obligations shall take precedence) DAS shall indemnify, hold harmless and defend PMC, its directors, officers, and employees from and against any and all claims, costs, demands, liabilities, losses, damages and expenses of whatever nature, including costs of recall made against or sustained by them, arising out of the use or sale of the PMC Product or the DAS Product by DAS or its customers.

                                    (b) PMC shall indemnify and hold DAS, its
affiliate's, directors, officers, agents and employees from and against any and all claims, costs, demands, liabilities, losses, damages and expenses of whatever nature, including costs of recall made against or sustained by them, arising out of or in connection with this Agreement caused by the negligence or willful misconduct of PMC or any breach of PMC's warranties set forth under provision 8.1 hereabove.

                                    (c) In the event of any claim being made
against a party ("the Indemnified Party") for which the other party ("the Indemnifying Party") has agreed to indemnify the Indemnified Party under this Agreement, the Indemnifying Party shall be promptly notified thereof and may at its own expense conduct all negotiations for the settlement of the same and any litigation that may arise therefrom. The Indemnified Party shall use its commercially reasonable efforts to not at any time make any admission or take any steps which might be prejudicial to the settlement or successful defense by the Indemnifying Party of any claim or demand until the

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Indemnifying Party has been notified of the claim and has stated its intention not to negotiate or defend the claim provided that the indemnifying Party shall act promptly throughout.

                                   ARTICLE 19

                              TERM AND TERMINATION

                  19.1 TERM RENEWAL. This Agreement shall take effect as of the Effective Date and shall, unless terminated earlier according to this
Article 19, continue in effect for a period of ten (10) years after First Commercial Sale. After such 10 year period, PMC shall exercise commercially reasonable efforts to ensure continuous supply of PMC Product on financial terms reasonably acceptable to both parties, provided that (i) annual forecasts of PMC Product are at least [***] of PMC Product per year (ii) the parties shall negotiate in good faith such annual renewals, and (iii) all other terms of the Agreement shall apply to such renewals or extensions, and
(iv) in no event shall this [********] However, in the event of a renewal of the Agreement for the second two-year period, the parties shall renegotiate in good faith the financial conditions of the Agreement.

                  19.2 TERMINATION WITHOUT CAUSE.

                           19.2.1   AUTOMATIC TERMINATION.

                                    This Agreement shall automatically terminate
upon written notice of one of the parties in the event of termination for whatever reason of that certain Patent and Know-How License Agreement signed on this same date between the parties.

                           19.2.2   FAILURE TO OBTAIN FDA APPROVAL.

                                    (a) DAS may terminate this Agreement without
cause upon [***] to PMC if (I) it determines that the BLA or other relevant product license to market the DAS Product will not be approved by the FDA or the Agence Europeenne du Medicament within a reasonable time at a reasonable cost, or (II) PMC fails to obtain an ELA supplemental approval (and the equivalent approvals from the Regulatory Authorities for France and the European Union), with respect to the PMC Product and the DAS Product [***].

                                    (b) PMC may terminate this Agreement without
cause upon [***] to DAS if a BLA or other relevant product license has not been approved within [***] of the Effective Date and DAS cannot demonstrate to PMC's reasonable satisfaction within [***] period that, such approval is forthcoming.

                           19.2.2 EXCESSIVE COST. If at any time DAS determines
that, due to competitive conditions, currency fluctuations or otherwise, the price of PMC Product and Additional Equipment Costs will be so high that DAS will be unable to sell DAS Product at a price that will result in a reasonable profit to DAS, DAS may, [***], terminate this Agreement without cause.

                  19.3 TERMINATION FOR CAUSE. This Agreement may be terminated by PMC upon [***], but only if DAS fails to pay an amount when due that is not subject to a good faith dispute between the parties, and DAS has not cured such breach within [***]. This Agreement may be terminated by DAS in the event that PMC fails to perform or otherwise breaches any of its material obligations under this Agreement, by giving notice to PMC of its intent to terminate and stating the grounds therefor. PMC shall have sixty (60) days from the date of receipt thereof cure the failure or breach. In the event the breach is not cured within the time period set forth herein, then this Agreement shall, at the option of DAS, terminate at the end of [***]. Except as otherwise expressly set forth in this Agreement, neither party shall have the right to terminate this Agreement, and any disputes between the parties shall be resolved pursuant to Section 20.9.

                  19.4 EFFECT OF TERMINATION OR EXPIRATION

                           19.4.1   GENERAL

                  Upon the expiration or termination of this Agreement, PMC shall notify DAS of the amount of PMC Product it has on hand, and DAS shall purchase such PMC Product at its applicable transfer price determined pursuant to Article 10.1 above except that DAS shall not be obligated to purchase more than the quantity of PMC Product specified in the most recent Manufacturing Order and DAS shall have no obligation to purchase any such

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PMC Product if a basis for the termination is a failure of the PMC Product to meet the PMC SOPs or DAS Specifications, Protocol or otherwise be warranted product. Termination shall not affect any available remedies.

                           19.4.2   FURTHER EFFECTS OF TERMINATION

                  In the event of any termination of this Agreement, or in the event that DAS elects to establish an equivalent capability at its own or a different facility, PMC shall at DAS's request and at DAS's cost, assist DAS in all ways reasonably requested by DAS to transfer the production of PMC Product to DAS or its designated agents including, but not limited to, transfer of any part of the PMC SOPs reasonably necessary for DAS to perform or have performed the equivalent production capability. PMC shall designate for a reasonable period to be agreed upon by the parties, a senior-level manager as liaison who shall be responsible for facilitating and coordinating PMC's efforts to effect such transfer. PMC and DAS shall negotiate in good faith the reasonable cost and the reasonable period of time for which PMC shall provide the technical assistance. PMC shall only be obligated to provide technical assistance one time. PMC shall not liable for the inability of DAS to successfully complete a transfer.

                  19.5 SURVIVAL. In addition, anything herein to the contrary notwithstanding, the following provisions of this Agreement shall survive termination of this Agreement: Articles 7, 8, 13, 16, 17, 20, 18, 19, 21, 11.3,
11.5 and 11.6 and Section 10.2 and right to payments that have accrued prior to the date of termination, shall survive termination.

                                   ARTICLE 20

                                  FORCE MAJEURE

                  No Party hereto shall be responsible or liable to the other Party hereto for any failure to perform any of its agreements, covenants or obligations under this Agreement if such failure results from events or circumstances reasonably beyond the control of such Party including, without limitation, war or other national emergency; riot; fire, explosion, good or other Act of God; general and long lasting strike affecting the entire activity of either party, any injunction, decree, order, law or regulation of any public authority; or any inability to obtain electricity, fuel or raw material (collectively, "Events of Force Majeure").

                  The affected party shall (i) forthwith inform the other party in writing of the occurrence of the Event of Force Majeure and (ii) exert all best efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance hereunder with all possible speed; provided, however, that nothing herein shall require the party to settle on terms unsatisfactory to such party any strike. To the extent that an Event of Force Majeure continues for a period in [***], the parties agree to negotiate in good faith either (i) to resolve the Event of Force Majeure, if possible, (ii) to extend the time period to resolve, eliminate or overcome such Event or (iii) to terminate this Agreement.

                                   ARTICLE 21

                            MISCELLANEOUS PROVISIONS

                  21.1 INDEPENDENT CONTRACTOR. PMC shall supply PMC Product as an independent contractor and nothing contained herein shall be construed to be inconsistent with that relationship or status. PMC and its employees shall not be considered employees or agents of DAS. This agreement shall not constitute, create or in any way be interpreted as a joint venture, partnership or business organization of any kind.

                  21.2 NO ASSIGNMENT. Neither party shall transfer or assign this Agreement, in whole or in part without the other party's prior written consent, except that either party may transfer, assign and delegate this Agreement to an Affiliate or in connection with a merger, reorganization or sale of substantially all of its assets, without the other party's consent.

                  21.3 NOTICES. Notices and other communications required or called for under this Agreement shall be in writing, shall be transmitted by certified mail postage prepaid, and shall be deemed delivered upon receipt by the party to whom it is addressed.

                  In the case of DAS such communications shall be addressed to.

                  DAS, 2 rue de Cnucy, 44000 Nantes, France.  Attention:
                  President
                  DAS Inc. 1430 O'Brien Drive, Suite E, Menlo Park CA 94025 USA
                  Attention: CEO

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  In the case of PMC, such communications shall be addressed to:

                  PASTEUR MERIEUX Serums & Vaccins
                  58, avenue Leclerc
                  69007 Lyon
                  FRANCE
                  Attention: General Counsel

or to the attention of such other individual or to such other address as either party may give to other in writing.

                  21.4 NO WAIVER. The failure of either party to enforce at any time for any period the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each such provision.

                  21.5 SEVERANCE. If any provision of this Agreement should be or become fully or partly invalid or unenforceable for any reason whatsoever or violate any applicable law, this Agreement is to be considered divisible as to such provision and such provision is to be deleted from this Agreement, and the remainder of this Agreement shall be deemed valid and binding as if such provision were not included. A suitable provision which, as far as legally possible, comes nearest to what the parties desired according to the sense and purpose of this Agreement had this point been considered when concluding this Agreement shall be substituted for any such provision deemed to be deleted.

                  21.6 LIST OF EXHIBITS. The Exhibits listed in this provision and attached herewith are fully part of this Agreement and cannot be modified unless mutually agreed between the parties:

                  Exhibit 1         PMC Facilities
                  Exhibit 2         Protocol
                  Exhibit 3         PMC SOPs and DAS Specifications
                  Exhibit 4         DAS Certificate
                  Exhibit 5         PMC Certificate
                  Exhibit 6         Manufacturing Order
                  Exhibit 7         Laboratory
                  Exhibit 8         Forecasts during Development Period
                  Exhibit 9         Non binding Guidelines
                  Exhibit 10        Direct Costs

                  21.7 GOVERNING LAW. This Agreement shall be governed by Californian Laws.

                  21.8 DISPUTE RESOLUTION.

Any and all disputes arising in connection with this Agreement which will not be solved on an amicable basis between the parties shall be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce, rules that the Parties recognizes that they know. The arbitration shall be conducted in Paris, France, in English by one arbitrator if the dispute involves a claim of damage [***] in accordance with the said rules. The arbitrator(s) shall apply French law to the merits of the case. The arbitration shall be final and binding upon the parties.

                  21.9 HEADINGS.

The Articles and article headings included in this Agreement are for reference purpose only and shall not affect the meaning or interpretation of this Agreement.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                  IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective corporate officers, authorized as of the day and year first above written.

DAS SA                                         PASTEUR MERIEUX SERUMS ET VACCINS


By:     /s/ Maryvonne Hiance                   By:  /s/ Michel Greco
    --------------------------------               -----------------------------
Name:   Maryvonne HIANCE                       Name:  Michel GRECO
Title:  President                              Title:  DIRECTEUR GENERAL


DAS INC


By:     /s/ Stanley Kaplan
    --------------------------------
Name:   Stanley KAPLAN
Title:  Chief Executive Officer & President

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 1

                                 PMC FACILITIES

[********]






[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 2

                                 COC AB PROTOCOL




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 3

                                    PMC SOPS

THE FOLLOWING PMC SOP'S MAY BE MODIFIED BY APPLYING THE PROVISIONS OF THIS AGREEMENT

Procedure technique PMC T [********]        [***]

Procedure technique PMCT[********]          [***]

Procedure technique PMC T [********]        [***]

Procedure technique PMC T [********]        [***]

Procedure technique PMC T [********]        [***]

Les autres specifications techniques de PMC pourront etre modifiees par PMC a tout moment mais auditable par IMTIX-SangStat

Procedure technique PMC T [********]        [***]
Procedure technique PMC T [********]        [***]
rongeurs
Procedure technique PMC T [********]        [***]
Procedure technique PMC T [********]        [***]

This exhibit shall be completed with PMC SOP's redrafted upon existing SOP's relating to other products manufactured by PMC.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                               EXHIBIT 4

                           DAS CERTIFICATE

===============================================================================
                           DAS CERTIFICATE

COC AB ANTIGENE
-------------------------------------------------------------------------------
         Batch N(DEG.)                              Tests results

         ----                                         Anormal Toxicity

                                                      Sterility

-------------------------------------------------------------------------------
We certify that all the COC ab Antigene mentioned in this certificate have been released for horse imminuzation to produce Anticocaine plasma

                                                         Name:  _____________
                                                        Title:  _____________
                                                         Date:  _____________
===============================================================================

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 5

                                 PMC CERTIFICATE

===============================================================================
                        PASTEUR MERIEUX SERUMS & VACCINS

Nous, soussignes, certifions que la solution Fab'2 vrac anti cocaine COC ab du lot:

         n(DEG.) _______________

a ete produit conformement aux specifications de DAS mentionne au contrat en date du Juin 1999 aux procedures techniques de PMC applicables et aux Bonnes Pratiques de Fabrication.

Certificat de controles:  ci-joint

                                  Fait a Marcy l'Etoile, le  ________________
                                                       Nom:  ________________
                                                  Fonction:  ________________

                                                 Signature:  ________________

===============================================================================


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Pasteur Merieux Serums & Vaccins
         Direction des controles

                              CERTIFICAT D'ANALYSE

                          SOLUTION DE COC AB FAB'2 10%

                        LOT N(DEG.): __________________

ASPECT                                                        :      Conforme

DOSAGE DES PROTEINES TOTALES                                  :      g/100ml

RECHERCHE DES PROTEINES ETRANGERES                            :      Conforme

TEST DE DIGESTION                                             :      Conforme

ESSAI DE STERILITE BACTERIENNE ET FONGIQUE                    :      Conforme

ESSAI DES PYROGENES                                           :      Conforme

HPLC GEL FILTRATION
         [********]                                           :      %
         [********]                                           :      %
         [********]                                           :      %

CONCLUSION:

Date:                                      le directeur de Services de Controle

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 6

                               MANUFACTURING ORDER

===============================================================================
                                       DAS

BON DE COMMANDE N(DEG.) ___________;

            SOLUTION DE PRINCIPE ACTIF FAB'2 VRAC ANTI COCAINE COC AB

Volume total ___________________ litres, soit _______________ grammes

Nombre de lots estimes:  ________________

Periode de livraison:      du _______/___/           au ________/____/____

DAS s'engage a livrer a temps les quantites d'antigenes necessaires a l'immunisation du nombre de chevaux correspondant a la quantite de plasma necessaire a l'obtention du produit.

Estimatif du montant de la commande ___________________: _____________ FRF HT

                                        (Nb grammes x Prix/g)

Fait a
Le

-----------------
Responsible Achat

DAS

===============================================================================

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 7

                                   LABORATORY


Ecole Nationale Veterinaire
7 avenue du General Leclerc
94704 MAISONS ALFORT Cedex
Tel: 01.42.96.71.00

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 8

                       FORECAST DURING DEVELOPMENT PERIOD



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT 9

                      NON BINDING GUIDE LINES ON THE TIMING


TIME LINES FOR FIRST BATCH DURING MANUFACTURING PERIOD

Manufacturing order for 1st batch [***]                           [***]

Reception of horses [***]                                         [***]

Quarantine                                                        [***]

Immunization                                                      [***]

Processing and controls                                           [***]


Next batches:  [***]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT 10

                            PMC PRODUCT DIRECT COSTS

"Direct Cost" shall mean the direct cost attributable or allocable to the specific activity for which they are to be charged. The components of direct costs are limited to the following: personnel salaries, cost of supplies, cost of materials, contracted and outside services and support costs. Specifically (depending on the activity), Direct Costs may include one of more of components set forth below:

                          BREAKDOWN OF THE DIRECT COST

The direct cost is composed of 4 main categories of costs.


------------------------ ----------------------------------------- ---------------------------------------------------
Category                 Including                                 Comments
------------------------ ----------------------------------------- ---------------------------------------------------
Raw materials            Bill of material
------------------------ ----------------------------------------- ---------------------------------------------------
Direct Labor             Payroll                                   Gross salary, excluding interessement et
                         Overtime                                  participation

                         Medical benefits                          Payroll taxes
------------------------ ----------------------------------------- ---------------------------------------------------
Overhead                 Product manager                           Salary, payroll taxes,...
                         Utilities

                                                                   QC environmental tests, technical assistance,
                                                                   process optimization

                         Equipment items
                         Small equipment items

                         Services rendered
------------------------ ----------------------------------------- ---------------------------------------------------



All other costs considered indirect are not allocated or attributable, and are mainly:

         - Administrative cost (including phone expenses which are not allocated to cost centers)
         -        Executives and site production administrative people
         -        Purchasing and warehousing
         -        Quality assurance/metrology - Depreciation
         -        Taxes (including `taxe professionnelle')
         -        Pharmaceutical responsibility
         -        Product liability insurance
         -        Bonus (interessement et participation)
         -        Distribution costs
         -        Site expenses (including site security, guarding)


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.